UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 28, 2025
Meta Platforms, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35551	20-1665019

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Meta Way, Menlo Park, California 94025
(Address of principal executive offices and Zip Code)

(650) 543-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000006 par value	META	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2025, Meta Platforms, Inc. (the "Company") held its annual meeting of shareholders via live audio webcast (the "Annual Meeting"). At the Annual Meeting, the Company's shareholders voted on fourteen proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2025 (the "Proxy Statement"). At the beginning of the Annual Meeting, there were 1,769,720,699 shares of Class A common stock and 342,865,499 shares of Class B common stock present or represented by proxy at the Annual Meeting, which represented 92.61% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of the Company's Class A common stock were entitled to one vote for each share held as of the close of business on April 1, 2025 (the "Record Date"), and holders of the Company's Class B common stock were entitled to ten votes for each share held as of the Record Date.
The shareholders of the Company voted on the following proposals at the Annual Meeting:
1.To elect the fifteen directors nominated by the Company's board of directors, all of whom are currently serving on the Company's board of directors, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.
2.To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.
3.To approve the Company's 2025 Equity Incentive Plan.
4.A non-binding advisory vote on the compensation program for the Company's named executive officers as disclosed in the Proxy Statement.
5.A non-binding advisory vote on whether a non-binding advisory vote on the compensation program for the Company's named executive officers should be held every one, two or three years.
6.A shareholder proposal regarding dual class capital structure.
7.A shareholder proposal regarding disclosure of voting results based on class of shares.
8.A shareholder proposal regarding report on hate targeting marginalized communities.
9.A shareholder proposal regarding report on child safety impacts and actual harm reduction to children.
10.A shareholder proposal regarding report on risks of deepfakes in online child exploitation.
11.A shareholder proposal regarding report on AI data usage oversight.
12.A shareholder proposal regarding GHG emissions reduction actions.
13.A shareholder proposal regarding Bitcoin treasury assessment.
14.A shareholder proposal regarding report on data collection and advertising practices.

1.Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Peggy Alford	4,293,835,996	699,767,025	204,772,865
Marc L. Andreessen	4,299,212,683	694,390,338	204,772,865
John Arnold	4,949,926,222	43,676,799	204,772,865
Patrick Collison	4,980,031,358	13,571,663	204,772,865
John Elkann	4,466,076,403	527,526,618	204,772,865
Andrew W. Houston	4,505,963,430	487,639,591	204,772,865
Nancy Killefer	4,943,033,689	50,569,332	204,772,865
Robert M. Kimmitt	4,888,979,218	104,623,803	204,772,865
Dina Powell McCormick	4,985,472,447	8,130,574	204,772,865
Charles Songhurst	4,976,317,168	17,285,853	204,772,865
Hock E. Tan	4,738,159,289	255,443,732	204,772,865
Tracey T. Travis	4,814,521,865	179,081,156	204,772,865
Dana White	4,973,980,488	19,622,533	204,772,865
Tony Xu	4,506,029,633	487,573,388	204,772,865
Mark Zuckerberg	4,626,960,113	366,642,908	204,772,865

Each of the fifteen nominees for director was elected to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
5,163,314,157	33,910,782	1,150,947

There were no broker non-votes on this proposal.

The shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.

3.Approval of 2025 Equity Incentive Plan

For	Against	Abstentions	Broker Non-Votes
3,753,643,849	1,235,628,986	4,330,186	204,772,865

The shareholders approved the Company's 2025 Equity Incentive Plan.

4.Non-Binding Advisory Vote on the Compensation Program for the Company's Named Executive Officers

For	Against	Abstentions	Broker Non-Votes
4,466,829,916	521,809,410	4,963,695	204,772,865

The shareholders approved, on a non-binding advisory basis, the compensation program for the Company's named executive officers as disclosed in the Proxy Statement.

5.Non-Binding Advisory Vote on the Frequency of an Advisory Vote on the Compensation Program for the Company's Named Executive Officers

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,448,611,643	1,295,109	3,542,118,864	1,577,405	204,772,865

The shareholders approved, on a non-binding advisory basis, holding a non-binding advisory vote on the compensation program for the Company's named executive officers every three years. Based on these results and consistent with the Company's recommendation, the Company's board of directors has determined that the Company will conduct future shareholder advisory votes on the compensation program for its named executive officers once every three years. This policy will remain in effect until the next shareholder vote on the frequency of shareholder advisory votes on the compensation program for the named executive officers, expected to be held at the Company's 2031 annual meeting of shareholders.

6.Shareholder Proposal Regarding Dual Class Capital Structure

For	Against	Abstentions	Broker Non-Votes
1,286,629,335	3,701,609,499	5,364,187	204,772,865

The shareholders did not approve the shareholder proposal regarding dual class capital structure.

7.Shareholder Proposal Regarding Disclosure of Voting Results Based on Class of Shares

For	Against	Abstentions	Broker Non-Votes
1,028,098,566	3,959,996,157	5,508,298	204,772,865

The shareholders did not approve the shareholder proposal regarding disclosure of voting results based on class of shares.

8.Shareholder Proposal Regarding Report on Hate Targeting Marginalized Communities

For	Against	Abstentions	Broker Non-Votes
727,562,405	4,253,031,703	13,008,913	204,772,865

The shareholders did not approve the shareholder proposal regarding report on hate targeting marginalized communities.

9.Shareholder Proposal Regarding Report on Child Safety Impacts and Actual Harm Reduction to Children

For	Against	Abstentions	Broker Non-Votes
669,263,526	4,314,033,460	10,306,035	204,772,865

The shareholders did not approve the shareholder proposal regarding report on child safety impacts and actual harm reduction to children.

10.Shareholder Proposal Regarding Report on Risks of Deepfakes in Online Child Exploitation

For	Against	Abstentions	Broker Non-Votes
321,216,126	4,655,739,520	16,647,375	204,772,865

The shareholders did not approve the shareholder proposal regarding report on risks of deepfakes in online child exploitation.

11.Shareholder Proposal Regarding Report on AI Data Usage Oversight

For	Against	Abstentions	Broker Non-Votes
493,907,562	4,480,980,438	18,715,021	204,772,865

The shareholders did not approve the shareholder proposal regarding report on AI data usage oversight.

12.Shareholder Proposal Regarding GHG Emissions Reduction Actions

For	Against	Abstentions	Broker Non-Votes
161,819,547	4,813,205,098	18,578,376	204,772,865

The shareholders did not approve the shareholder proposal regarding GHG emissions reduction actions.

13.Shareholder Proposal Regarding Bitcoin Treasury Assessment

For	Against	Abstentions	Broker Non-Votes
3,916,871	4,980,828,562	8,857,588	204,772,865

The shareholders did not approve the shareholder proposal regarding Bitcoin treasury assessment.

14.Shareholder Proposal Regarding Report on Data Collection and Advertising Practices

For	Against	Abstentions	Broker Non-Votes
540,736,457	4,439,322,426	13,544,138	204,772,865

The shareholders did not approve the shareholder proposal regarding report on data collection and advertising practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META PLATFORMS, INC.

Date:	May 30, 2025	By:	/s/ Katherine R. Kelly
		Name:	Katherine R. Kelly
		Title:	Vice President and Corporate Secretary